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                                                             Exhibit 4.1


                           CERTIFICATE OF STOCK




            COMMON STOCK                             COMMON STOCK

              NUMBER                                    SHARES



                             WORKFLOW MANAGEMENT, INC.


   INCORPORATED UNDER THE                     CUSIP 98137N 10 9
LAWS OF THE STATE OF DELAWARE       SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE ($.001) PER SHARE, OF

                      WORKFLOW MANAGEMENT, INC.

transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF the Facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Steve R. Gibson               /s/ Thomas B. D'Agostino

       SECRETARY                           PRESIDENT


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                          WORKFLOW MANAGEMENT, INC.

_____________________________________________________________________________________________________________________

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common                     UNIF GIFT MIN ACT- __________________ Custodian ___________________
TEN ENT- as tenants by the entireties                                      (Cust)                        (Minor)
 JT TEN- as joint tenants with
         right of survivorship and                                         under Uniform Gifts to Minors
         not as tenants in common                                          Act ______________________________________
                                                                                              (State)

              Additional abbreviations may also be used though not in the above list.

    For Value received, _______________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________
                              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

______________________________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________

_________________________________________________________________________________________________________ Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________________  X ___________________________________________________________________________

                                        X ___________________________________________________________________________

                                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                          AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                                          ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:



By

________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.
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